LEMONBREW LENDING ACQUISITION	12 Months Ended
Dec. 31, 2023
Lemon Brew Lending Corp [Member]
IfrsStatementLineItems [Line Items]
LEMONBREW LENDING ACQUISITION

5. LEMONBREW LENDING ACQUISITION

On December 9, 2022, pursuant to the terms of a share purchase agreement dated September 23, 2022 between the Company, LemonBrew Lending Corp. (“LemonBrew Lending”) and LemonBrew Technologies Corp. (“LemonBrew Technologies”), the Company acquired 100% of the issued and outstanding equity interests of LemonBrew Lending from the seller for an aggregate purchase price of $1.25 million (the “LemonBrew Transaction”). The purchase price was satisfied by (i) cash in the amount of $800 thousand and (ii) the issuance of 351,837 Common Shares (the “Consideration Shares”) at a deemed issued price of $1.279 per share. The issued price of the Consideration Shares is equal to the product of $450,000 divided by the 5-day volume weighted average trading price of the Common Shares on the NASDAQ immediately prior to the closing of the LemonBrew Transaction.

In connection with the closing of the LemonBrew Transaction, the Company entered into agreements with management and key employees of LemonBrew Lending (the “LemonBrew Key Employee Agreements”). The LemonBrew Key Employment Agreements provide for performance-based milestone payments of $2.5 million payable over 36 months following the closing of the LemonBrew Transaction, of which $2 million will be payable in cash and $500 thousand will be payable in RSUs of the Company. The performance-based milestones are:

●	LemonBrew achieving at least $500 thousand in EBITDA for the first 12-month period following closing, $1 million in EBITDA for the second 12-month period following closing, and $2 million in EBITDA for the third 12-month period following closing; and
●	Certain employees remaining in their roles to be established with Real during the transaction

These performance-based payments are considered separate from the aggregate purchase price. Management believes it is a highly unlikely that the performance-based milestones will be achieved and has not recognized any expenses related to the performance-based milestone payment.

The Company has determined that the LemonBrew Transaction meets the definition of business combinations within the scope of IFRS 3, Business Combination. The Company has completed the valuation of the acquired assets and assumed liabilities and have assigned $529 thousands as the fair value of the Company’s intangible assets and $721 thousands as the residual goodwill. Goodwill represents expected synergies, future income and growth potential, and other intangibles that do not qualify for separate recognition. None of the goodwill arising from this acquisition is deductible for tax purposes.

The following table summarizes the recognized amounts of assets acquired and liabilities assumed, total consideration, and cash flow related to the LemonBrew Transaction (in thousands) following the completion of the purchase price allocation:

Balance at December 9, 2022
Recognized amounts of assets acquired
Intangible Assets	529
Goodwill	721
Net Assets Acquired	1,250

Consideration
Cash	800
Common shares issued	450
Total Consideration	1,250

Cash Flow
Total Consideration	(1,250)
Equity-settled share-based payment	450
Cash From Investing Activities	(800)

THE REAL BROKERAGE INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023 and 2022